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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 23, 2007

                           GRANITE MASTER ISSUER PLC
             (Exact name of registrant as specified in its charter)
                               England and Wales
                 (State or other jurisdiction of incorporation)
                                   333-141533
                            (Commission File Number)
                                 Not applicable
                       (IRS Employer Identification No.)
                                  Fifth Floor
                                100 Wood Street
                            London EC2V 7EX, England
                    (Address of principal executive offices)
                              +44 (0)20 7606 0643
              (Registrant's telephone number, including area code)

                        GRANITE FINANCE TRUSTEES LIMITED
             (Exact name of registrant as specified in its charter)
                            Jersey, Channel Islands
                 (State or other jurisdiction of incorporation)
                                 333-141533-02
                            (Commission File Number)
                                 Not applicable
                       (IRS Employer Identification No.)
                              22 Grenville Street
                  St. Helier, Jersey JE4 8PX, Channel Islands
                    (Address of principal executive offices)
                              +44 (0)1534 609 333
              (Registrant's telephone number, including area code)

                       GRANITE FINANCE FUNDING 2 LIMITED
             (Exact name of registrant as specified in its charter)
                               England and Wales
                 (State or other jurisdiction of incorporation)
                                 333-141533-01
                            (Commission File Number)
                                 Not applicable
                       (IRS Employer Identification No.)
                                  Fifth Floor
                                100 Wood Street
                            London EC2V 7EX, England
                    (Address of principal executive offices)
                              +44 (0)20 7606 0643
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 9   Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired:

            Not applicable.

(b)   Pro forma financial information:

            Not applicable.

(c)   Shell Company Transactions:

            Not applicable

(d)   Exhibits:

Exhibit No.       Description

1.1         Underwriting Agreement

4.1.1       Second Amended Global Intercompany Agreement

4.1.2       Loan Tranche Supplement

4.2         Twelfth Amended Mortgages Trust Deed

4.3         Twelfth Amended Mortgage Sale Agreement

4.4.1       First Amended Issuer Deed of Charge

4.4.2       Issuer Deed of Accession

4.5.1       Funding 2 Deed of Charge

4.6.1       Second Amended Issuer Trust Deed

4.6.2       Tenth Supplemental Issuer Trust Deed

4.6.3       Terms and Conditions of the Notes (included as Schedule 3 to
            Exhibit 4.6.1)

4.7         Second Amended Issuer Paying Agent and Agent Bank Agreement

4.8         Tenth Amended Cash Management Agreement

4.9         Second Amended Issuer Cash Management Agreement

4.10        Ninth Amended and Restated Administration Agreement

10.1        Funding 2 Basis Rate Swap Agreement

10.2.1 Issuer US Dollar and Canadian Dollar Currency Swap Agreement with Deutsche Bank AG

10.2.2      Issuer US Dollar Currency Swap Agreement with Barclays Bank plc

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10.3        Issuer Euro Currency Swap Agreement

10.4.1      Issuer Start-up Loan Agreement

10.4.2      Start-up Loan Supplement

10.5.1      Third Amended Programme Master Definitions Schedule

10.5.2      Fourth Amended Issuer Master Definitions Schedule

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.


Date:    May 29, 2007
                              GRANITE MASTER ISSUER PLC


                              By: L.D.C. Securitisation Director No. 1 Limited
                              By:     /s/ Sharon Tyson
                              Name:   Sharon Tyson
                              Title:  Director



Date:    May 29, 2007
                              GRANITE FINANCE FUNDING 2 LIMITED


                              By: L.D.C. Securitisation Director No. 1 Limited
                              By:     /s/ Sharon Tyson
                              Name:   Sharon Tyson
                              Title:  Director

Date:    May 29, 2007
                              GRANITE FINANCE TRUSTEES LIMITED


                              By:     /s/ Daniel Le Blancq
                              Name:   Daniel Le Blancq
                              Title:  Director

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                                 EXHIBIT INDEX

            The following exhibits are filed herewith:


Exhibit No.

1.1         Underwriting Agreement

4.1.1       Second Amended Global Intercompany Agreement

4.1.2       Loan Tranche Supplement

4.2         Twelfth Amended Mortgages Trust Deed

4.3         Twelfth Amended Mortgage Sale Agreement

4.4.1       First Amended Issuer Deed of Charge

4.4.2       Issuer Deed of Accession

4.5.1       Funding 2 Deed of Charge

4.6.1       Second Amended Issuer Trust Deed

4.6.2       Tenth Supplemental Issuer Trust Deed

4.6.3       Terms and Conditions of the Notes (included as Schedule 3 to
            Exhibit 4.6.1)

4.7         Second Amended Issuer Paying Agent and Agent Bank Agreement

4.8         Tenth Amended Cash Management Agreement

4.9         Second Amended Issuer Cash Management Agreement

4.10        Ninth Amended and Restated Administration Agreement

10.1        Funding 2 Basis Rate Swap Agreement

10.2.1 Issuer US Dollar and Canadian Dollar Currency Swap Agreement with Deutsche Bank AG

10.2.2      Issuer US Dollar Currency Swap Agreement with Barclays Bank plc

10.3        Issuer Euro Currency Swap Agreement

10.4.1      Issuer Start-up Loan Agreement

10.4.2      Start-up Loan Supplement

10.5.1      Third Amended Programme Master Definitions Schedule

10.5.2      Fourth Amended Issuer Master Definitions Schedule